UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Flora Growth Corp.
(Exact Name of Registrant as Specified in its Charter)

Province of Ontario	001-40397	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3406 SW 26th Terrace, Suite C-1
Fort Lauderdale, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 842-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	FLGC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 6, 2023, Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the “Company”), held its 2023 Annual and Special Meeting of Shareholders (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: Election of eiht directors to the Board of Directors of the Company (the “Board”) to hold office until the Company’s 2024 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

	Votes		Broker
Director	For	Withheld	Non-Votes
Hussein Rakine	46,751,535	3,593,374	21,729,263
Clifford Starke	47,687,963	2,656,946	21,729,263
John Timothy Leslie	22,289,294	28,055,615	21,729,263
Beverly Richardson	47,230,538	3,114,371	21,729,263
Edward Woo	43,839,270	6,505,639	21,729,263
Juan Carlos Gomez Roa	43,649,586	6,695,323	21,729,263
Kevin Taylor	47,679,010	2,665,899	21,729,263
Thomas Solomon	47,877,622	2,467,287	21,729,263

Proposal 2: Reappointment of Davidson & Company LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2023 and authorization of the Board to fix their renumeration.

Votes		Broker
For	Withhold	Non-Votes
69,850,843	2,223,329	0

Proposal 3: Approval of an amendment to the articles of the Company, as amended from time to time (the “Articles”), to effect a reverse stock split with respect to the Company’s issued and outstanding common shares, no par value, on the basis of the consolidation ratio to be selected by the Board within a range between 5 pre-consolidation shares for 1 post-consolidation share and 25 pre-consolidation shares for 1 post-consolidation share.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
64,424,776	5,750,644	1,898,752	0

Proposal 4: Approval of an amendment to the Company’s Articles to create a new class of preferred shares, issuable in series, and to provide for the rights, privileges, restrictions and conditions attaching to the common shares and the preferred shares, as a class.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
36,082,763	13,945,516	316,630	21,729,263

Proposal 5: Approval of a special resolution authorizing the Board, in its sole discretion, to amend the Company’s Articles to change the name of the Company to “Just Brands Corp.” or to such other name as the Board, in its sole discretion, determines to be appropriate and which the Director under the Business Corporations Act (Ontario) may accept.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
66,384,030	4,946,040	744,102	0

Proposal 6: Approval of an amendment to the Company’s 2022 Incentive Compensation Plan to increase the number of shares issuable thereunder from 6 million to 19 million shares.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
37,073,081	13,010,316	261,512	21,729,263

No other matters were considered or voted upon at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLORA GROWTH CORP.

Dated: June 6, 2023	By:	/s/ Hussein Rakine
Name: Hussein Rakine Title: Chief Executive Officer

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